Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Fourth Quarter 2022 Results
Singapore – November 16, 2022 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), today announced financial results of its fourth fiscal quarter ended October 1, 2022. The Company reported fourth quarter net revenue of $286.3 million, net income of $64.9 million and non-GAAP net income of $70.2 million.

Quarterly Results - U.S. GAAP

	Fiscal Q4 2022	Change vs. Fiscal Q4 2021	Change vs. Fiscal Q3 2022
Net Revenue	$286.3 million	down 41%	down 23.1%
Gross Profit	$132.7 million	down 42.6%	down 30.4%
Gross Margin	46.3%	down 140 bps	down 490 bps
Income from Operations	$67.5 million	down 56.4%	down 44.7%
Operating Margin	23.6%	down 830 bps	down 920 bps
Net Income	$64.9 million	down 51.5%	down 45.5%
Net Margin	22.7%	down 490 bps	down 930 bps
EPS – Diluted	$1.10	down 47.6%	down 44.7%
Quarterly Results - Non-GAAP

	Fiscal Q4 2022	Change vs. Fiscal Q4 2021	Change vs. Fiscal Q3 2022
Income from Operations	$73.6 million	down 54.1%	down 42.9%
Operating Margin	25.7%	down 730 bps	down 900 bps
Net Income	$70.2 million	down 49.2%	down 43.9%
Net Margin	24.5%	down 400 bps	down 910 bps
EPS - Diluted	$1.19	down 45.2%	down 43.1%
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "Although the near-term environment is dynamic, past efforts to enhance our culture, optimize our market-leading businesses, and drive innovations across several emerging technology transitions, provide additional paths for sustainable, long-term growth. Our growing portfolio of competitive, market-ready solutions and financial performance stand as testaments to this progress."

Through organic development, prudent acquisitions and close industry partnerships, Kulicke & Soffa's served available market has grown to approximately $4.7 billion in fiscal 2022, up 51 percent from fiscal 2018.

Fiscal Year 2022 Financial Highlights
•Net revenue of $1,503.6 million.
•Gross margin of 49.8%.
•Net income of $433.5 million or $7.09 per share; non-GAAP net income of $455.6 million or $7.45 per share.
•Adjusted free cash flow of $367.4 million.
•Repurchased approximately 5.6 million shares of common stock through open market and accelerated programs at a cost of $282.8 million.

Fourth Quarter Fiscal 2022 Financial Highlights
•Net revenue of $286.3 million.
•Gross margin of 46.3%.
•Net income of $64.9 million or $1.10 per share; non-GAAP net income of $70.2 million or $1.19 per share.
•Cash, cash equivalents, and short-term investments were $775.5 million as of October 1, 2022.

First Quarter Fiscal 2023 Outlook
Due to a combination of macro and industry related factors, K&S continues to anticipate a period of capacity digestion for its high-volume assembly solutions over the coming quarters. The Company currently expects net revenue in the first fiscal quarter of 2023, ending December 31, 2022, to be approximately $175.0 million, +/- $20 million, and expects non-GAAP EPS to be approximately $0.20, +/- 10%.

Looking forward, Fusen Chen commented, "Our access to new markets and optimization efforts have enhanced our through-cycle performance and we remain focused on executing strategically near-term. Fiscal 2023 is a critical adoption year for our growing portfolio of Advanced Packaging, Automotive and Advanced Display solutions which are increasingly aligned with long-term, fundamental technology transitions which are well underway."

Earnings Conference Call Details
A conference call to discuss these results will be held tomorrow, November 17, 2022, beginning at 8:00am EST. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through December 1, 2022 by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13734020. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration cost, impairment relating to assets acquired through business combinations, impairment relating to equity investments, income tax expense arising from discrete tax items triggered by acquisition, restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expense associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the financial tables at the end of this press release.

Management has not reconciled its outlook for non-GAAP Diluted EPS to Diluted EPS for Q1F23 as it does not provide guidance on the reconciling items between Diluted EPS and non-GAAP Diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP Diluted EPS and, accordingly, a reconciliation of Diluted EPS to non-GAAP Diluted EPS for Q1F23 is not available without unreasonable effort.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor, LED and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.
Leveraging decades of development proficiency and extensive process technology expertise, Kulicke & Soffa’s expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, mini and micro LED transfer and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future.
Caution Concerning Results and Forward Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the effects of the COVID-19 pandemic and macroeconomic headwinds on our business, our ability to develop, manufacture and gain market acceptance of new products, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 2, 2021, filed on November 18, 2021, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Net revenue	$286,313	$485,326	$1,503,620	$1,517,664
Cost of sales	153,626	254,011	755,300	820,678
Gross profit	132,687	231,315	748,320	696,986

Operating expenses:
Selling, general and administrative	31,275	40,186	136,215	139,224
Research and development	32,356	34,929	136,852	137,478
Acquisition-related cost	118	—	118	1,730
Amortization of intangible assets	1,374	1,322	4,917	5,974
Restructuring	20	42	146	133
Total operating expenses	65,143	76,479	278,248	284,539
Income from operations	67,544	154,836	470,072	412,447
Other income / (expense):
Interest income	4,025	520	7,124	2,321
Interest expense	(35)	(72)	(208)	(218)
Income before income taxes	71,534	155,284	476,988	414,550
Income tax expense	6,630	21,573	43,443	47,295
Share of results of equity-method investee, net of tax	—	—	—	94
Net income	$64,904	$133,711	$433,545	$367,161

Net income per share:
Basic	$1.12	$2.16	$7.21	$5.92
Diluted	$1.10	$2.10	$7.09	$5.78

Cash dividends declared per share	$0.17	$0.14	$0.68	$0.56

Weighted average shares outstanding:
Basic	57,804	61,966	60,164	62,009
Diluted	58,816	63,611	61,182	63,515

	Three months ended		Twelve months ended
Supplemental financial data:	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Depreciation and amortization	$5,520	$5,258	$21,293	$19,810
Capital expenditures	21,020	5,792	32,233	22,555
Equity-based compensation expense:
Cost of sales	233	202	960	828
Selling, general and administrative	3,426	2,887	13,911	10,998
Research and development	854	909	4,115	3,676
Total equity-based compensation expense	$4,513	$3,998	$18,986	$15,502

	As of
	October 1, 2022	October 2, 2021
Number of employees	3,167	3,586

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	October 1, 2022	October 2, 2021
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$555,537	$362,788
Short-term investments	220,000	377,000
Accounts and notes receivable, net of allowance for doubtful accounts of $0 and $687 respectively	309,323	421,193
Inventories, net	184,986	167,323
Prepaid expenses and other current assets	62,200	23,586
TOTAL CURRENT ASSETS	1,332,046	1,351,890

Property, plant and equipment, net	80,908	67,982
Operating right-of-use assets	41,767	41,592
Goodwill	68,096	72,949
Intangible assets, net	31,939	42,752
Deferred tax assets	25,572	15,715
Equity investments	5,397	6,388
Other assets	2,874	2,363
TOTAL ASSETS	$1,588,599	$1,601,631

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	67,311	154,636
Operating lease liabilities	6,766	4,903
Accrued expenses and other current liabilities	134,541	161,570
Income taxes payable	40,063	30,766
TOTAL CURRENT LIABILITIES	248,681	351,875

Deferred tax liabilities	34,037	32,828
Income taxes payable	64,634	69,422
Operating lease liabilities	34,927	38,084
Other liabilities	11,670	14,185
TOTAL LIABILITIES	$393,949	$506,394

SHAREHOLDERS' EQUITY
Common stock, no par value	561,684	550,117
Treasury stock, at cost	(675,800)	(400,412)
Retained earnings	1,341,666	948,554
Accumulated other comprehensive loss	(32,900)	(3,022)
TOTAL SHAREHOLDERS' EQUITY	$1,194,650	$1,095,237

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,588,599	$1,601,631

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Net cash provided by operating activities	$116,563	$123,376	$390,188	$300,032
Net cash provided by / (used in) investing activities, continuing operations	67,457	(135,928)	133,799	(81,707)
Net cash used in financing activities, continuing operations	(70,286)	(12,276)	(321,191)	(44,258)
Effect of exchange rate changes on cash and cash equivalents	(3,978)	(383)	(10,047)	594
Changes in cash and cash equivalents	109,756	(25,211)	192,749	174,661
Cash and cash equivalents, beginning of period	445,781	387,999	362,788	188,127
Cash and cash equivalents, end of period	$555,537	$362,788	$555,537	$362,788

Short-term investments	220,000	377,000	220,000	377,000
Total cash, cash equivalents, and short-term investments	$775,537	$739,788	$775,537	$739,788

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(In thousands, except percentages)
(unaudited)

	Three months ended
	October 1, 2022	October 2, 2021	July 2, 2022
Net revenue	$286,313	$485,326	$372,137
U.S. GAAP income from operations	67,544	154,836	122,077
U.S. GAAP operating margin	23.6%	31.9%	32.8%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$1,374	$1,322	1,109
Acquisition-related costs	118	—	—
Equity-based compensation	4,513	3,998	4,465
Restructuring	20	42	—
Impairment charges	—	—	1,346
Non-GAAP income from operations	$73,569	$160,198	$128,997
Non-GAAP operating margin	25.7%	33.0%	34.7%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Twelve months ended	Three months ended
	October 1, 2022	October 1, 2022	October 2, 2021	July 2, 2022
Net revenue	$1,503,620	$286,313	$485,326	$372,137
U.S. GAAP net income	433,545	64,904	133,711	119,034
U.S. GAAP net margin	28.8%	22.7%	27.6%	32.0%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$4,917	$1,374	$1,322	1,109
Restructuring	146	20	42	—
Acquisition-related costs	118	118	—	—
Equity-based compensation	18,986	4,513	3,998	4,465
Impairment charges	1,346	—	—	1,346
Net income tax benefit on non-GAAP items	(3,447)	(689)	(807)	(865)
Total non-GAAP adjustments	22,066	5,336	4,555	6,055
Non-GAAP net income	455,611	70,240	138,266	125,089
Non-GAAP net margin	30.3%	24.5%	28.5%	33.6%

U.S. GAAP net income per share:
Basic	7.21	1.12	2.16	2.02
Diluted(a)	7.09	1.10	2.10	1.99

Non-GAAP adjustments per share:(b)
Basic	0.36	0.10	0.07	0.10
Diluted	0.36	0.09	0.07	0.10

Non-GAAP net income per share:
Basic	$7.57	$1.22	$2.23	$2.12
Diluted(c)	$7.45	$1.19	$2.17	$2.09

Weighted average shares outstanding:
Basic	60,164	57,804	61,966	58,985
Diluted	61,182	58,816	63,611	59,955

(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring, acquisition and integration cost, equity-based compensation expenses, impairment relating to equity investments and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Twelve months ended	Three months ended
	October 1, 2022	October 1, 2022	October 2, 2021	July 2, 2022
U.S. GAAP net cash provided by operating activities	$390,188	$116,563	$123,376	$104,616
Expenditures for property, plant and equipment	(22,985)	(12,605)	(6,028)	(4,722)
Proceeds from sales of property, plant and equipment	181	62	100	—

Non-GAAP adjusted free cash flow	367,384	104,020	117,448	99,894